ALPS ETF Trust
1290 Broadway, Suite 1100
Denver, CO 80203

September 27, 2016

Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, D.C. 20549

Re:	ALPS ETF Trust (the “Trust”) (File Nos. 333‑148826; 811‑22175)

Dear Sir or Madam:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information contained in a supplement dated September 15, 2016, to the prospectus dated March 31, 2016, with respect to the ALPS Equal Sector Weight ETF, a series of the Trust (the “Fund”).

The SEC Staff is requested to address any comments on this filing to my paralegal, Sharon Akselrod, at 720.917.0769.

Sincerely,

/s/ Abigail J. Murray
Abigail J. Murray
Secretary

Enclosure

cc:	Stuart Strauss, Esq.
Dechert LLP